                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
             TWELVE-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
            REPORT OF INDEPENDENT AUDITORS      33
                DIVIDEND REINVESTMENT PLAN      34
    TRUST OFFICERS AND IMPORTANT ADDRESSES      36
              RESULTS OF SHAREHOLDER VOTES      37

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VMT
------------------------------------------------------------------------
One-year total return based on market price(1)                -3.08%
------------------------------------------------------------------------
One-year total return based on NAV(2)                           .74%
------------------------------------------------------------------------
Distribution rate as a % of closing stock price(3)             6.91%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
stock price(4)                                                10.80%
------------------------------------------------------------------------
Net asset value                                                $8.99
------------------------------------------------------------------------
Closing common stock price                                   $8.6875
------------------------------------------------------------------------
One-year high common stock price (07/02/99)                  $9.8125
------------------------------------------------------------------------
One-year low common stock price (12/14/99)                   $7.3750
------------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.540%
------------------------------------------------------------------------
Preferred share (Series B) rate(5)                            4.340%
------------------------------------------------------------------------
Preferred share (Series C) rate(5)                            4.390%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2000
- AAA/Aaa............  63.8%
- AA/Aa..............   1.9%
- A/A................  14.2%
- BBB/Baa............  18.3%
- Non-Rated..........   1.8%

                                     [PIE CHART]
As of June 30, 1999
- AAA/Aaa............  63.8%
- AA/Aa..............   3.8%
- A/A................  10.4%
- BBB/Baa............  20.0%
- Non-Rated..........   2.0%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/99                                                                             0.052
8/99                                                                             0.052
9/99                                                                             0.052
10/99                                                                            0.052
11/99                                                                            0.050
12/99                                                                            0.050
1/00                                                                             0.050
2/00                                                                             0.050
3/00                                                                             0.050
4/00                                                                             0.050
5/00                                                                             0.050
6/00                                                                             0.050

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2000                      JUNE 30, 1999
                                                                       -------------                      -------------
General Purpose                                                            19.30                              20.20
Health Care                                                                13.50                              12.30
Industrial Revenue                                                         10.90                               7.40
Airport                                                                     7.80                               8.80
Other Care                                                                  7.30                               3.00

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1990 through June 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/90                                                                       9.5300                             9.2500
                                                                           9.3100                             9.0000
                                                                           9.6200                             9.6250
                                                                           9.6400                            10.0000
6/91                                                                       9.8100                            10.1250
                                                                          10.1100                            10.6250
                                                                          10.2400                            10.7500
                                                                          10.1800                            10.8750
6/92                                                                      10.6900                            11.3750
                                                                          10.9700                            11.5000
                                                                          10.6500                            12.0000
                                                                          11.0900                            11.6250
6/93                                                                      11.1300                            12.0000
                                                                          11.3700                            12.3750
                                                                          11.1700                            11.7500
                                                                           9.9300                            10.7500
6/94                                                                       9.9200                            11.1250
                                                                           9.8200                            10.2500
                                                                           9.3400                             9.7500
                                                                           9.9000                            11.0000
6/95                                                                       9.7600                            11.1250
                                                                           9.8600                            10.7500
                                                                          10.2400                            10.5000
                                                                           9.8800                            10.3750
6/96                                                                       9.7600                             9.8750
                                                                           9.9000                            10.2500
                                                                          10.0000                            10.3750
                                                                           9.8100                            10.1250
6/97                                                                      10.0100                            10.8750
                                                                          10.1800                            11.0000
                                                                          10.3500                            10.8120
                                                                          10.3200                            10.3120
6/98                                                                      10.2600                            10.8750
                                                                          10.5700                            11.0000
                                                                          10.3800                            10.8125
                                                                          10.1300                            10.6875
6/99                                                                       9.5600                             9.6250
                                                                           9.1500                             8.8750
                                                                           8.8000                             7.6250
                                                                           9.0200                             8.1250
6/00                                                                       8.9900                             8.6875

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY DAVID C. JOHNSON, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE APRIL 1989 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The second half of 1999 proved to be very difficult for bonds, with prices declining dramatically as interest rates rose and inflation fears resurfaced. Conditions were particularly difficult for closed-end funds toward the end of the year. As the new year began, investors appeared to be taking a cautious approach to the bond market. Even though the year 2000 date change came and went without wreaking havoc on the world's computer systems, many investors remained on the sidelines.
    Bond issuers seemed to take the same approach, as the volume of new bond issuance dropped off and never really picked up, remaining slow throughout the reporting period. The strong economy helped build surpluses for many municipalities, giving them less incentive to bring new bond issues to market. They saw no reason to incur debt when they had money on hand to finance new projects. Rising interest rates also helped keep municipal bond supply down, as municipalities were reluctant to refund outstanding bond issues and issue new bonds at the higher rates.
    In its efforts to slow economic growth and keep inflation in check, the Federal Reserve Board has raised short-term interest rates six times since June 1999. The market kept a watchful eye on economic indicators during the past year, looking for clues that the Fed's efforts were paying off. At the end of the reporting period, the economy finally appeared to ease, restoring some positive momentum to the market in June.
    For the 12 months through June 30, 2000, the trust returned -3.08 percent based on market price. At the same time, the trust's market price decreased from $9.6250 per share on June 30, 1999, to $8.6875 per share on June 30, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary from the figures shown.
    The trust also continued to provide shareholders with an attractive dividend, even though the dividend rate declined during the period. Its monthly dividend of $0.05 per share translates to a distribution rate of 6.91 percent based on the trust's closing market price on June 30, 2000. Because the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.80 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 4 for additional performance results. Past performance is no guarantee of future results.

Q WHAT WERE SOME OF THE CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   The Municipal Income Trust was created in 1988 and is one of our oldest closed-end funds. As a result, the portfolio contained a number of securities issued in 1988, 1989, and 1990 that were approaching, or had already reached, their 10-year call dates. Many of these bonds were called by their issuers, because they had been issued during times of relatively higher interest rates and it made sense to replace this debt at current rates. As these higher-coupon bonds were called out of the portfolio, the trust's income stream came under pressure, eventually leading to a dividend reduction in November 1999.
    We have taken steps to stagger the call dates of securities in the portfolio, which should increase call protection and blunt the impact of bond calls on the trust's earning power in the future. Still, shares of the trust were trading at a discount to net asset value during much of the reporting period.

Q   WHAT SPECIFIC STRATEGIES DID YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A   The portfolio is made up almost exclusively of investment-grade securities, including over 60 percent of assets invested in AAA rated securities. Higher-quality securities performed well during the past year, as lower-rated sectors struggled due to investor concerns regarding credit quality and the increased default rate among lower-quality securities in 1999.
    We chose not to make any big bets on the direction of interest rates and instead kept the risk profile of the portfolio very close to its benchmark, the Lehman Brothers General Municipal Bond Index (with maturities greater than five years). This strategy is likely to provide results that mirror the broader municipal market in general, a conservative investment approach that seeks to avoid the price fluctuations of some of the more volatile market sectors.
    Much of our trading activity was simply value-related, as we sought to take advantage of opportunities to own quality bonds at attractive prices. There were no significant changes in our sector allocations or credit-quality profile, though we did increase the percentage of the portfolio in shorter-term securities as the yields in this sector moved higher. We've also had more of the portfolio in cash recently, enabling us to invest selectively as opportunities present themselves.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   We anticipate that the growth rate of the economy will slow, though interest rates may edge higher. The Federal Reserve Board might raise short-term rates once more in the near term, possibly at the August meeting of the Federal Open Market Committee, as they strive to accomplish their goal of slowing the economy and keeping inflation under control.
    We expect that the volume of new municipal bond issuance will remain low, as budget surpluses persist for many municipalities. As the demand for short-term municipals picks up and the Fed completes its tightening cycle, short-term yields should moderate.
    We are comfortable with the portfolio's heavy emphasis on investment-grade municipal securities, which should continue to provide shareholders with an attractive level of current income, especially on an after-tax basis.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DIVIDEND: A distribution of the earnings. Dividends may be in the form of cash, stock, or property. The board of directors must declare all dividends.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  95.6%
          ALABAMA  0.2%
$  500    Alabama St Indl Dev Auth Solid Waste Disp
          Rev Pine City Fiber Co (b)................. 6.450%   12/01/23   $    469,065
   365    Lauderdale Cnty & Florence, AL Hlthcare
          Auth Rev (MBIA Insd)....................... 5.250    07/01/19        334,402
                                                                          ------------
                                                                               803,467
                                                                          ------------
          ARKANSAS  0.5%
 2,000    Arkansas St Dev Fin Auth Hosp Rev
          Washington Regl Med Cent................... 7.375    02/01/29      1,993,900
                                                                          ------------

          CALIFORNIA  3.3%
 1,755    California Hsg Fin Agy Rev Homeowner Mtg
          Ser D......................................   *      08/01/20        367,357
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd)............................   *      09/01/17      1,919,350
 2,000    Duarte, CA Ctfs Partn Ser A................ 5.250    04/01/19      1,715,600
 1,500    Duarte, CA Ctfs Partn Ser A................ 5.250    04/01/24      1,261,800
30,535    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Rfdg...................................   *      01/15/34      3,637,329
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg...................   *      01/15/27      1,629,360
 9,800    San Diego, CA Unified Sch Dist Cap Apprec
          Ser A (FGIC Insd)..........................   *      07/01/21      2,892,666
 3,000    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)......................................   *      01/15/34        412,350
                                                                          ------------
                                                                            13,835,812
                                                                          ------------
          COLORADO  7.4%
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 6.950    08/31/20      1,120,110
 1,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 7.000    08/31/26      1,683,405
 1,015    Colorado Edl & Cultural Fac Auth Rev
          Charter Sch Jefferson Academy.............. 6.500    06/01/15        993,624
 1,535    Colorado Edl & Cultural Fac Auth Rev
          Charter Sch Jefferson Academy.............. 6.700    06/01/25      1,495,566
 1,825    Denver, CO City & Cnty Arpt Rev Ser A...... 8.500    11/15/07      1,883,491

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$11,330   Denver, CO City & Cnty Arpt Rev Ser A
          (b)........................................ 8.250%   11/15/12   $ 11,678,171
 4,410    Denver, CO City & Cnty Arpt Rev Ser A
          (b)........................................ 8.750    11/15/23      4,685,449
 1,070    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @11/15/00) (b)................ 8.250    11/15/12      1,106,348
 1,590    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @11/15/01).................... 8.750    11/15/23      1,708,248
 3,000    Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (Meridian
          Assoc East Gtd)............................ 7.500    12/01/11      3,117,390
 1,850    Montrose Cnty, CO Ctfs Partn............... 6.350    06/15/06      1,929,994
                                                                          ------------
                                                                            31,401,796
                                                                          ------------
          CONNECTICUT  1.1%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)................. 6.600    07/01/24      1,765,873
 3,100    Stamford, CT Hsg Auth Multi-Family Rev
          Fairfield Apts Proj Rfdg................... 4.750    12/01/28      2,817,931
                                                                          ------------
                                                                             4,583,804
                                                                          ------------
          DISTRICT OF COLUMBIA  1.0%
   550    Dist of Columbia Ctfs Partn................ 6.875    01/01/03        557,673
 2,775    Dist of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd) (b)........ 5.250    08/15/12      2,756,407
 1,000    Dist of Columbia Rev Gonzaga College High
          Sch (FSA Insd)............................. 5.375    07/01/29        921,650
                                                                          ------------
                                                                             4,235,730
                                                                          ------------
          FLORIDA  2.4%
 1,000    Bartow, FL Wtr & Swr Sys Rev (FGIC Insd)... 5.125    10/01/29        911,260
 2,500    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
          Fac Ln (AMBAC Insd) (a).................... 5.950    07/01/20      2,521,875
 3,500    Gulf Breeze, FL Rev Cap Fdg Ser B
          (MBIA Insd)................................ 4.500    10/01/27      2,842,700
 4,000    Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (Embedded Cap)
          (MBIA Insd)................................ 4.440    10/01/21      3,748,680
                                                                          ------------
                                                                            10,024,515
                                                                          ------------
          GEORGIA  10.3%
 5,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd)..... 5.625    01/01/30      4,792,050
 5,596    Fulton Cnty, GA Lease Rev (b).............. 7.250    06/15/10      6,138,421
25,000    Georgia Local Gov Ctfs Partn Grantor Trust
          Ser A (MBIA Insd) (b)...................... 4.750    06/01/28     21,231,750
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd) (b).................................. 6.500    01/01/20      2,905,957

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$3,000    Georgia Muni Elec Auth Pwr Rev Ser B (FGIC
          Insd) (b).................................. 6.250%   01/01/17   $  3,253,920
 2,000    Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (MBIA Insd) (b)............................ 5.500    01/01/20      1,984,640
   800    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc. ......................... 6.700    07/01/16        767,472
 2,500    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc. ......................... 6.500    07/01/27      2,284,650
                                                                          ------------
                                                                            43,358,860
                                                                          ------------
          HAWAII  0.3%
 2,480    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)................................   *      07/01/13      1,188,168
                                                                          ------------

          ILLINOIS  13.6%
 4,000    Chicago, IL Brd Edl Chicago Sch Reform Ser
          A (AMBAC Insd)............................. 5.250    12/01/27      3,659,200
13,295    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84A.............. 8.850    05/01/18     13,788,112
 2,520    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84B.............. 8.850    05/01/18      2,613,467
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (MBIA Insd)................................   *      01/01/07      3,505,701
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd) (b).... 5.125    01/01/15        965,280
 2,000    Chicago, IL Wastewtr Transmission Rev
          Second Lien (MBIA Insd).................... 5.750    01/01/25      1,970,300
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)....... 5.625    11/15/16      3,250,801
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A...................................... 5.500    11/15/13      2,310,924
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A...................................... 5.500    11/15/15      2,462,900
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)............................... 5.375    08/01/24      1,254,379
 2,000    Illinois Edl Fac Auth Rev Lewis Univ....... 6.125    10/01/26      1,881,980
 1,380    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser D................................. 9.500    11/15/15      1,434,289
 1,275    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser D (Prerefunded @ 11/15/00)........ 9.500    11/15/15      1,323,998
   540    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser E................................. 9.500    11/15/19        561,244
 1,310    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser E (Prerefunded @ 11/15/00)........ 9.500    11/15/19      1,357,592
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg (b)................................... 6.000    11/15/23      2,964,689

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$9,410    Illinois Hsg Dev Auth Multi-Family Hsg Ser
          A..........................................   *      07/01/27   $  1,217,278
 1,250    Sangamon Cnty, IL Ctfs Partn............... 10.000%  12/01/06      1,589,900
 3,750    Will Cnty, IL Cmnty Sch Dist No 161 Summit
          Hill (FGIC Insd)...........................   *      01/01/15      1,641,112
 4,295    Will Cnty, IL Cmnty Sch Dist No 161 Summit
          Hill (FGIC Insd)...........................   *      01/01/17      1,645,200
 6,500    Will Cnty, IL Cmnty Sch Dist No 365
          (FSA Insd).................................   *      11/01/17      2,372,110
 7,455    Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)................................   *      12/01/12      3,777,225
                                                                          ------------
                                                                            57,547,681
                                                                          ------------
          INDIANA  4.0%
 3,920    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)........... 5.550    02/01/24      3,753,439
 1,370    Indiana Hlth Fac Fin Auth Hosp Rev
          Bartholomew Cnty Hosp Proj (Prerefunded @
          08/15/00) (FSA Insd) (b)................... 7.750    08/15/20      1,402,894
 1,565    Indiana St Edl Fac Auth Rev Univ Evansville
          Proj (Prerefunded @ 11/01/00) (b).......... 8.125    11/01/10      1,615,503
12,455    St Joseph Cnty, IN Hosp Auth Hlth Sys Rev
          Ser A (MBIA Insd).......................... 4.625    08/15/28      9,961,633
                                                                          ------------
                                                                            16,733,469
                                                                          ------------
          KENTUCKY  0.6%
 2,190    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg
          (MBIA Insd) (b)............................ 6.250    03/01/09      2,347,855
                                                                          ------------

          LOUISIANA  1.5%
   790    Lafayette, LA Pub Fin Auth Single Family
          Mtg Rev Ser A Rfdg......................... 8.500    11/15/12        793,141
 1,250    New Orleans, LA Hsg Dev Corp Multi-Family
          Rev Hsg Southwood Patio Ser A (FNMA
          Collateralized)............................ 7.700    02/01/22      1,308,650
 4,500    St Charles Parish, LA Pollutn Ctl Rev
          Entergy LA Inc Proj Ser C Rfdg (Inverse
          Fltg)...................................... 5.350    10/01/29      4,440,330
                                                                          ------------
                                                                             6,542,121
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MARYLAND  1.4%
$2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd)......................................   *      10/15/09   $  1,299,563
 2,470    Baltimore, MD Cap Apprec Ser A (Prerefunded
          @ 10/15/05) (FGIC Insd)....................   *      10/15/09      1,495,437
 2,500    Maryland St Econ Dev Corp Student Hsg
          Rev........................................ 6.000%   06/01/30      2,285,175
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A................ 5.750    06/01/29        893,780
                                                                          ------------
                                                                             5,973,955
                                                                          ------------
          MASSACHUSETTS  0.2%
 1,000    Massachusetts St Indl Fin Agy Rev Higher
          Edl Hampshire College Proj................. 5.625    10/01/12        952,690
                                                                          ------------

          MICHIGAN  2.1%
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr................... 5.750    05/15/18        966,868
 4,150    Michigan St Hosp Fin Auth Rev Hosp Battle
          Creek Hosp Ser G Rfdg...................... 9.500    11/15/15      4,305,335
 1,915    Michigan St Hosp Fin Auth Rev Hosp Bay Med
          Cent Ser A Rfdg (Crossover Rfdg @ 07/01/00)
          (b)........................................ 8.250    07/01/12      1,953,472
 2,000    Michigan St Hosp Fin Auth Rev Hosp Hackley
          Hosp Ser A Rfdg............................ 5.000    05/01/18      1,621,260
                                                                          ------------
                                                                             8,846,935
                                                                          ------------
          MINNESOTA  0.2%
 1,000    Southern MN Muni Pwr Agy Pwr Supply Sys Rev
          Ser A Rfdg (MBIA Insd)..................... 4.750    01/01/16        905,460
                                                                          ------------

          MISSISSIPPI  0.4%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd) (b).................. 6.000    05/01/13      1,548,585
                                                                          ------------

          NEVADA  0.4%
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg................................. 5.500    10/01/30      1,650,440
                                                                          ------------

          NEW HAMPSHIRE  0.3%
 1,590    New Hampshire St Bus Fin Auth Pollutn Ctl
          Rev........................................ 5.875    10/01/33      1,412,079
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW JERSEY  0.9%
$  880    New Jersey Hlthcare Fac Fin Auth Rev....... 6.500%   07/01/04   $    883,001
   940    New Jersey Hlthcare Fac Fin Auth Rev....... 6.500    07/01/05        939,915
 2,095    New Jersey St Tran Trust Fund Auth Tran Sys
          Ser A...................................... 5.750    06/15/17      2,169,813
                                                                          ------------
                                                                             3,992,729
                                                                          ------------
          NEW YORK  9.9%
 4,000    Long Island Pwr Auth NY Elec Sys Rev Gen... 5.125    04/01/11      3,973,560
 5,900    New York City Ser A (b).................... 7.000    08/01/04      6,352,294
 4,500    New York City Ser B (AMBAC Insd) (b)....... 7.250    08/15/07      5,116,185
 1,885    New York City Ser C (b).................... 7.000    08/15/08      1,931,691
 1,915    New York City Ser C (Prerefunded @
          08/15/01).................................. 7.000    08/15/08      1,969,884
 6,930    New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd) (b)............. 5.400    01/01/18      6,833,604
 1,250    New York St Dorm Auth Lease Rev St Univ
          Dorm Fac Ser C (MBIA Insd)................. 5.500    07/01/29      1,198,500
 5,190    New York St Dorm Auth Rev Insd NY Univ Ser
          A (AMBAC Insd) (a)......................... 5.500    07/01/11      5,305,529
   415    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A........................ 7.750    08/15/11        430,604
 2,500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg (FSA Insd).............. 5.250    01/01/21      2,329,250
 2,635    New York St Urban Dev Corp Rev Youth Fac... 5.875    04/01/08      2,717,581
 1,000    New York St Urban Dev Corp Sub Lien Corp
          Purp Rfdg.................................. 5.500    07/01/22        943,430
 2,680    Port Auth NY & NJ Consolidated 119th Ser... 5.500    09/15/17      2,646,018
                                                                          ------------
                                                                            41,748,130
                                                                          ------------
          NORTH CAROLINA  3.2%
 3,000    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D.................................. 6.750    01/01/26      3,047,310
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev (MBIA Insd) (b)................... 6.000    01/01/12     10,645,900
                                                                          ------------
                                                                            13,693,210
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          OHIO  2.8%
$5,000    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp Ser A........................... 5.375%   11/15/18   $  4,058,000
 3,755    Mason, OH Hlthcare Fac MCV Hlthcare Fac
          (FHA Gtd) (Prerefunded @ 02/01/01)......... 7.625    02/01/40      3,936,179
 1,000    Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC Insd)
          (b)........................................ 6.375    04/01/29      1,023,640
 3,000    Ohio St Tpk Comm Tpk Rev Ref Ser A (FGIC
          Insd)...................................... 5.500    02/15/24      2,947,260
                                                                          ------------
                                                                            11,965,079
                                                                          ------------
          OKLAHOMA  0.2%
 1,000    Oklahoma Dev Fin Auth Rev St John Hlth Sys
          Rfdg....................................... 5.750    02/15/25        986,320
                                                                          ------------

          PENNSYLVANIA  7.3%
 1,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)...................................... 5.000    12/01/28        871,190
 1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partners Proj (a).......................... 6.650    05/01/10      1,002,880
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd) (b)............................ 6.930    06/18/15      2,559,375
 1,200    Harrisburg, PA Cap Apprec Notes Ser F Rfdg
          (AMBAC Insd)...............................   *      09/15/14        541,476
 5,000    Pennsylvania St Higher Edl Assist Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd) (b).................................. 10.027   03/01/20      5,906,250
 3,000    Philadelphia, PA........................... 4.750    03/15/17      2,649,450
 1,770    Philadelphia, PA Auth Indl Dev Rev Edl Comm
          Foreign Med Grads (MBIA Insd).............. 5.000    06/01/18      1,625,426
 1,000    Philadelphia, PA Auth Indl Dev Rev Edl Comm
          Foreign Med Grads (MBIA Insd).............. 5.000    06/01/21        899,810
 7,385    Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)...................................... 4.500    04/01/18      6,245,421
 1,750    Philadelphia, PA Sch Dist Cap Apprec Ser A
          Rfdg (AMBAC Insd)..........................   *      07/01/01      1,670,515
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A Rfdg (b)............................. 6.000    12/01/13      2,102,460
 4,745    Sayre, PA Hlthcare Fac Auth Rev VHA Cap
          Asset Fin Pgm Ser C (AMBAC Insd) (b)....... 7.700    12/01/15      4,849,010
                                                                          ------------
                                                                            30,923,263
                                                                          ------------
          RHODE ISLAND  0.2%
 1,000    Providence, RI Pub Bldg Auth Genl Rev Ser B
          (FSA Insd) (b)............................. 7.250    12/15/10      1,031,610
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          SOUTH CAROLINA  0.3%
$1,070    South Carolina St Hsg Fin & Dev Auth
          Homeowner Mtg Ser A (b).................... 7.400%   07/01/23   $  1,091,518
                                                                          ------------

          SOUTH DAKOTA  0.2%
   875    Deadwood, SD Ctfs Part (ACA Insd).......... 6.375    11/01/20        878,561
                                                                          ------------

          TENNESSEE  1.1%
 2,000    Johnson City, TN Hlth & Edl Fac Brd Hosp
          Rev First Mtg Mtn States Hlth Ser A Rfdg... 7.500    07/01/25      1,930,180
 2,810    Tennessee Hsg Dev Agy Mtg Fin Ser A (b).... 7.125    07/01/26      2,881,037
                                                                          ------------
                                                                             4,811,217
                                                                          ------------
          TEXAS  9.8%
 7,000    Austin, TX Rev Sub Lien Ser A Rfdg (MBIA
          Insd)...................................... 4.250    05/15/28      5,364,800
 2,000    Dallas Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................ 6.375    05/01/35      1,864,380
 1,800    Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd)................................ 5.000    08/15/17      1,666,044
 3,850    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Mem Hermann Hosp Sys Proj (FSA Insd)....... 5.250    06/01/27      3,481,247
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................   *      08/15/18      1,605,687
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).....................   *      08/15/21        271,000
10,000    Matagorda Cnty, TX Nav Dist No 1 Houton Ltg
          Rfdg (AMBAC Insd).......................... 5.125    11/01/28      8,909,600
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Ser A............................ 7.500    02/15/18      1,491,120
 1,900    Port Arthur, TX Navig Dist Rfdg (AMBAC
          Insd)...................................... 4.875    03/01/19      1,674,375
 4,000    Rockwall, TX Ind Sch Dist Cap Apprec Rfdg
          (PSF Gtd)..................................   *      08/15/20      1,172,880
 4,395    Rockwall, TX Ind Sch Dist Cap Apprec Rfdg
          (PSF Gtd)..................................   *      08/15/21      1,205,021
 3,525    Texas Muni Pwr Agy Rev Cap Apprec Rfdg
          (AMBAC Insd)...............................   *      09/01/07      2,432,779
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth
          & Retardation Rfdg (FSA Insd) (b).......... 5.500    09/01/13      8,279,924

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$1,475    Waxahachie, TX Cmnty Dev Corp Sales Tax Rev
          (MBIA Insd)................................   *      08/01/21   $    400,448
 1,270    Waxahachie, TX Cmnty Dev Corp Sales Tax Rev
          (MBIA Insd)................................   *      08/01/22        322,732
 1,250    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics
          (b)........................................ 8.200%   03/15/21      1,292,537
                                                                          ------------
                                                                            41,434,574
                                                                          ------------
          UTAH  1.7%
 5,210    Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj (b)................................... 7.900    06/01/17      5,267,102
 1,000    Salt Lake City, UT College Rev Westminster
          College Proj............................... 5.750    10/01/27        908,820
   835    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2.................................... 6.250    07/01/14        861,636
                                                                          ------------
                                                                             7,037,558
                                                                          ------------
          VIRGINIA  2.8%
 1,970    Richmond, VA (FSA Insd) (a)................ 5.250    01/15/09      1,985,366
 4,000    Richmond, VA (FSA Insd) (a)................ 5.500    01/15/13      4,015,160
 3,000    Richmond, VA (FSA Insd) (a)................ 5.500    01/15/16      2,943,690
 3,000    Richmond, VA (FSA Insd) (a)................ 5.500    01/15/17      2,926,110
                                                                          ------------
                                                                            11,870,326
                                                                          ------------
          WASHINGTON  0.9%
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)....... 5.250    01/01/34      4,017,068
                                                                          ------------

          WEST VIRGINIA  0.6%
 2,480    South Charleston, WV Indl Dev Rev Union
          Carbide Chem & Plastics Ser A (b).......... 8.000    08/01/20      2,533,394
                                                                          ------------

          WISCONSIN  1.0%
 2,835    Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...............   *      12/15/11      1,532,714
 1,495    Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...............   *      12/15/12        758,623
 1,565    Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...............   *      12/15/13        743,250
 1,670    Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...............   *      12/15/14        742,031
 1,000    Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...............   *      12/15/16        389,610
                                                                          ------------
                                                                             4,166,228
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          GUAM  0.6%
$2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)....... 5.250%   10/01/34   $  2,579,836
                                                                          ------------

          PUERTO RICO  0.9%
 1,000    Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Fin Auth
          Higher Edl Rev............................. 5.375    02/01/19        911,190
 3,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac................................... 5.700    07/01/16      3,031,290
                                                                          ------------
                                                                             3,942,480
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $402,727,169)..................................................    404,590,423
                                                                          ------------

SHORT-TERM INVESTMENTS  5.1%
Pinellas Cnty, FL Hlth Fac Dates Pooled Hosp Ln Pgm Rfdg ($800,000 par,
  yielding 4.600%, 07/03/00 maturity)..................................        800,000
Illinois Dev Fin Auth Rev Provena Hlth Ser B ($600,000 par, yielding
  4.600%, 07/03/00 maturity)...........................................        600,000
Illinois Hlth Fac Auth Rev Var/Northwestern Memorial Line ($2,000,000
  par, yielding 4.600%, 07/03/00 maturity).............................      2,000,000
Indiana Hosp Equip Fin Auth Rev Ser A ($1,400,000 par, yielding 4.850%,
  07/03/00 maturity)...................................................      1,400,000
Michigan St Strategic Fund Pollutn Ctl Rev Rfdg ($700,000 par, yielding
  4.600%, 07/03/00 maturity)...........................................        700,000
Kansas City, MO Indl Dev Auth Hosp Rev ($700,000 par, yielding 4.750%,
  07/03/00 maturity)...................................................        700,000
Reno, NV Hosp Rev St Marys Regional Med Ser B ($700,000 par, yielding
  4.550%, 07/03/00 maturity)...........................................        700,000
Farmington, NM Pollutn Ctl Rev Arizona Pub Serv Co Ser B Rfdg
  ($1,450,000 par, yielding 4.450%, 07/03/00 maturity).................      1,450,000
Long Island Pwr Auth NY Elec Sys Rev SubSer 5 ($300,000 par, yielding
  4.400%, 07/03/00 maturity)...........................................        300,000
Long Island Pwr Auth NY Elec Sys Rev SubSer 5 ($600,000 par, yielding
  4.400%, 07/03/00 maturity)...........................................        600,000
Long Island Pwr Auth NY Elec Sys Rev SubSer 5 ($600,000 par, yielding
  4.400%, 07/03/00 maturity)...........................................        600,000
New York City Muni Wtr Fin Auth Ser 95A ($900,000 par, yielding 4.750%,
  07/03/00 maturity)...................................................        900,000
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser G ($1,200,000
  par, yielding 4.400%, 07/03/00 maturity).............................      1,200,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

                                                                             MARKET
DESCRIPTION                                                                  VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
New York City Ser B ($1,200,000 par, yielding 4.750%, 07/03/00
  maturity)............................................................   $  1,200,000
New York City Ser B2 SubSer B4 ($900,000 par, yielding 4.450%, 07/03/00
  maturity)............................................................        900,000
New York City Ser C ($1,800,000 par, yielding 4.750%, 07/03/00
  maturity)............................................................      1,800,000
New York St Energy Research & Dev Auth Pollutn Ctl Rev NY St Elec & Gas
  C Rfdg ($250,000 par, yielding 4.500%, 07/03/00 maturity)............        250,000
New York St Energy Research & Dev Auth Pollutn Ctl Rev NY St Elec & Gas
  C Rfdg ($500,000 par, yielding 4.500%, 07/03/00 maturity)............        500,000
New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara Mohawk Pwr
  Ser A ($1,100,000 par, yielding 4.800%, 07/03/00 maturity)...........      1,100,000
Brazos River Auth TX Utils Elec Co Proj Ser 1996
  B Rfdg ($1,000,000 par, yielding 4.800%, 07/03/00 maturity)..........      1,000,000
Harris Cnty, TX Hlth Fac Dev ($2,900,000 par, yielding 4.550%, 07/03/00
  maturity)............................................................      2,900,000
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS  5.1%
  (Cost $21,600,000)...................................................     21,600,000
                                                                          ------------

TOTAL INVESTMENTS  100.7%
  (Cost $424,327,169)..................................................    426,190,423

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..........................     (3,189,747)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $423,000,676
                                                                          ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000

ASSETS:
Total Investments (Cost $424,327,169).......................  $426,190,423
Cash........................................................        46,377
Receivables:
  Investments Sold..........................................    12,699,536
  Interest..................................................     5,696,028
Other.......................................................        52,922
                                                              ------------
    Total Assets............................................   444,685,286
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    20,881,318
  Income Distributions--Preferred Shares....................       286,788
  Investment Advisory Fee...................................       206,505
  Affiliates................................................        15,469
  Variation Margin on Futures...............................         2,344
Accrued Expenses............................................       166,131
Trustees' Deferred Compensation and Retirement Plans........       126,055
                                                              ------------
    Total Liabilities.......................................    21,684,610
                                                              ------------
NET ASSETS..................................................  $423,000,676
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................       286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................     1,583,741
Accumulated Undistributed Net Investment Income.............       563,026
Accumulated Net Realized Loss...............................   (10,262,456)
                                                              ------------
    Net Assets Applicable to Common Shares..................   258,000,676
                                                              ------------
NET ASSETS..................................................  $423,000,676
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($258,000,676 divided by
  28,684,985 shares outstanding)............................  $       8.99
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 26,715,385
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,535,752
Preferred Share Maintenance.................................       448,522
Trustees' Fees and Related Expenses.........................        29,349
Custody.....................................................        25,841
Legal.......................................................        18,366
Other.......................................................       346,558
                                                              ------------
    Total Expenses..........................................     3,404,388
    Less Credits Earned on Cash Balances....................           300
                                                              ------------
    Net Expenses............................................     3,404,088
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 23,311,297
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(10,310,213)
  Options...................................................       174,594
  Futures...................................................     2,385,695
                                                              ------------
Net Realized Loss...........................................    (7,749,924)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     9,463,175
                                                              ------------
  End of the Period:
    Investments.............................................     1,863,254
    Futures.................................................      (279,513)
                                                              ------------
                                                                 1,583,741
                                                              ------------
Net Unrealized Depreciation During the Period...............    (7,879,434)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(15,629,358)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  7,681,939
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30, 2000, and 1999

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000    JUNE 30, 1999
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................... $ 23,311,297     $ 24,072,047
Net Realized Gain/Loss..................................   (7,749,924)       3,804,623
Net Unrealized Depreciation During the Period...........   (7,879,434)     (23,920,190)
                                                         ------------     ------------
Change in Net Assets from Operations....................    7,681,939        3,956,480
                                                         ------------     ------------
Distributions from Net Investment Income:
  Common Shares.........................................  (17,439,554)     (18,745,835)
  Preferred Shares......................................   (6,353,670)      (5,498,326)
                                                         ------------     ------------
Total Distributions.....................................  (23,793,224)     (24,244,161)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....  (16,111,285)     (20,287,681)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................          -0-        2,055,345
                                                         ------------     ------------
TOTAL DECREASE IN NET ASSETS............................  (16,111,285)     (18,232,336)
NET ASSETS:
Beginning of the Period.................................  439,111,961      457,344,297
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $563,026 and $1,044,953,
  respectively)......................................... $423,000,676     $439,111,961
                                                         ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   ------------------------------------
                                                    2000      1999     1998      1997
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $  9.56   $10.26   $ 10.01   $  9.76
                                                   -------   ------   -------   -------
Net Investment Income............................     0.81     0.84      0.89      0.92
Net Realized and Unrealized Gain/Loss............    (0.55)   (0.70)     0.26      0.26
                                                   -------   ------   -------   -------
Total from Investment Operations.................     0.26     0.14      1.15      1.18
                                                   -------   ------   -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..................     0.61     0.65      0.69      0.72
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders..................     0.22     0.19      0.21      0.21
  Distributions from and in Excess of Net
    Realized Gain Paid to Common Shareholders....     0.00     0.00      0.00      0.00
                                                   -------   ------   -------   -------
Total Distributions..............................     0.83     0.84      0.90      0.93
                                                   -------   ------   -------   -------
NET ASSET VALUE, END OF THE PERIOD...............  $  8.99   $ 9.56   $ 10.26   $ 10.01
                                                   =======   ======   =======   =======

Market Price Per Share at End of the Period......  $8.6875   $9.625   $10.875   $10.875
Total Investment Return at Market Price (a)......   -3.08%   -5.68%     6.85%    18.32%
Total Return at Net Asset Value (b)..............     .74%    -.67%     9.62%    10.24%
Net Assets at End of the Period (In millions)....  $ 423.0   $439.1   $ 457.3   $ 448.2
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*...................    1.32%    1.24%     1.23%     1.28%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).........    6.59%    6.35%     6.64%     7.18%
Portfolio Turnover...............................      54%      98%      103%       53%

 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares....................     .81%     .79%      .79%      .80%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

YEAR ENDED JUNE 30
-------------------------------------------------------------
      1996     1995      1994      1993      1992      1991
-------------------------------------------------------------
     $ 9.76   $  9.92   $ 11.13   $ 10.69   $  9.81   $  9.53
     ------   -------   -------   -------   -------   -------
       0.94      0.96      1.00      1.07      1.09      1.09
       0.05     (0.06)    (1.21)     0.52      0.85      0.30
     ------   -------   -------   -------   -------   -------
       0.99      0.90     (0.21)     1.59      1.94      1.39
     ------   -------   -------   -------   -------   -------
       0.77      0.84      0.84      0.83      0.79      0.72
       0.22      0.22      0.16      0.16      0.24      0.34
       0.00      0.00      0.00      0.16      0.03      0.05
     ------   -------   -------   -------   -------   -------
       0.99      1.06      1.00      1.15      1.06      1.11
     ------   -------   -------   -------   -------   -------
     $ 9.76   $  9.76   $  9.92   $ 11.13   $ 10.69   $  9.81
     ======   =======   =======   =======   =======   =======

     $9.875   $11.125   $11.125   $12.000   $11.375   $10.125
     -4.27%     8.59%    -0.05%    15.20%    21.65%    18.71%
      8.02%     7.24%    -3.63%    13.97%    18.08%    11.61%
     $438.7   $ 436.1   $ 437.7   $ 467.9   $ 452.7   $ 426.7
      1.31%     1.33%     1.28%     1.25%     1.35%     1.46%
      7.26%     7.56%     7.86%     8.41%     8.41%     7.88%
        29%       38%       45%       45%       27%       69%

       .82%      .83%      .82%      .80%      .84%      .89%

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $6,300,063 which will expire between June 30, 2004 and June 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and gains recognized for tax purposes on open future positions at June 30, 2000.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $424,327,169; the aggregate gross unrealized appreciation is $11,800,527 and the aggregate gross unrealized depreciation is $9,937,273, resulting in net unrealized appreciation on long- and short-term investments of $1,863,254.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

F. EXPENSE REDUCTIONS During the year ended June 30, 2000, the Trust's custody fee was reduced by $300 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 2000, the Trust recognized expenses of approximately $9,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    For the year ended June 30, 2000, the Trust recognized expenses of approximately $35,700 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2000 and June 30, 1999, respectively, common shares paid in surplus aggregated $265,829,515.

    Transactions in common shares were as follows:

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000    JUNE 30, 1999
Beginning Shares.......................................   28,684,985       28,485,339
Shares Issued Through Dividend Reinvestment............          -0-          199,646
                                                          ----------       ----------
Ending Shares..........................................   28,684,985       28,684,985
                                                          ==========       ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $229,455,401 and $276,851,479, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the year ended June 30, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at June 30, 1999................................      -0-      $     -0-
Options Written and Purchased (Net).........................    1,475        653,635
Options Terminated in Closing Transactions (Net)............     (750)      (330,712)
Options Expired (Net).......................................     (725)      (322,923)
                                                                -----      ---------
Outstanding at June 30, 2000................................      -0-      $     -0-
                                                                =====      =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 1999................................        420
Futures Opened..............................................      2,620
Futures Closed..............................................     (2,965)
                                                                 ------
Outstanding at June 30, 2000................................         75
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    The futures contracts outstanding as of June 30, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                               CONTRACTS    DEPRECIATION
SHORT CONTRACTS
Municipal Bond Future, Sep 2000--
  (Current Notional Value of $95,719 per contract).........       75          $(279,513)
                                                                  ==          =========

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on June 30, 2000, was 4.423%. During the year ended June 30, 2000, the rates ranged from 3.247% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
August 7, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2000. The Trust designated 99.3% of the Income distributions as a tax-exempt Income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and independent auditors.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer..........................................         285                -0-

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................  24,951,841            314,252

The other trustees of the Trust whose terms did not expire in 2000 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers III, and Hugo F. Sonnenschein.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 24,816,527 shares were voted in favor of the proposal, 128,143 voted against and 321,708 shares abstained.